10.8

                               A S S I G N M E N T


     KNOW ALL MEN BY THESE PRESENTS: That SUNSHINE KEY ASSOCIATES LIMITED PARTNERSHIP, a Florida limited partnership, hereinafter referred to as the "Assignor", in consideration of the sum of Ten and NO/100 ($10.00) Dollars and other good and valuable consideration, received on behalf of OHIO KEY I, INC., a Florida corporation, hereinafter referred to as the "Assignee", at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, does hereby grant, bargain, sell, assign, convey, transfer and set over unto the said Assignee all of its right, title and interest in and to the following:

                        SEE SCHEDULE "A" ATTACHED HERETO
                      AND INCORPORATED HEREIN BY REFERENCE.


     TO HAVE AND TO HOLD the same unto the said Assignee, its successors and assigns, absolutely and forever.

     THIS ASSIGNMENT shall be effective as of January 1, 1997.

     WHENEVER used herein, the use of the singular number shall include the plural, and the plural the singular, and the use of any gender shall include all genders. Whenever used herein, the terms "Assignor" and "Assignee" include the parties to this instrument and their respective heirs, legal representatives, assigns and successors.

     THIS ASSIGNMENT shall inure to the benefit of, and shall be binding upon the parties, their heirs, distributees, personal representatives, successors and assigns.

     WHENEVER the consent of any party other than Assignor and Assignee is required with respect to the assignment of any of the properties, items, matters or things described on Schedule "A", the Assignor shall fully cooperate with the Assignee in procuring such consent.

     THIS ASSIGNMENT may be executed and delivered in counterparts, each of which shall be deemed to be a duplicate original hereof.

     IN WITNESS WHEREOF, the said Assignor has signed and sealed these presents this 24th day of January, 1997.

Signed, Sealed and Delivered         SUNSHINE KEY ASSOCIATES LIMITED
in the presence of:                  PARTNERSHIP, a Florida limited partnership

/s/ Jane Bergman                     By: Infinity Investment Group, Inc.,
----------------                         its general partner

Witness Signature
Printed Name: Jane Bergman           By: /s/ C. John Knorr, Jr.
                                         -----------------------------
                                         C. John Knorr, Jr., President

Witness Signature
Printed Name:


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STATE OF          FLORIDA           )
                  -------
COUNTY OF         Monroe            )
                  -------

     The foregoing instrument was acknowledged before me this 24th day of January, 1997, by C. John Knorr, Jr., the President of Infinity Investment Group, Inc., the general partner of Sunshine Key Associates Limited Partnership, a Florida limited partnership, on behalf of said corporation and partnership. He is personally known to me or has produced _____________________________________
as identification.

My Commission Expires:                      /s/ Lee Schmidt
                                            -------------------------------
                                            Notary Public, State of Florida
         (SEAL)
                                            Lee Schmidt
                                            -------------------------------
                                            Printed Notary Signature


This Document Prepared By

Gorham Rutter, Jr., Esquire
P.O. Box 915454
Longwood, FL 32791-5454


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SCHEDULE "A"


     1. All licenses, permits and governmental commitments held by Assignor or accruing to the benefit of Assignor in connection with the use, enjoyment, occupancy, operation or ownership of the "Property", as hereinafter defined. The term "Property" shall mean the real property located in Monroe County, Florida, described on Exhibit "1" attached hereto, together with all buildings and improvements thereon, and all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

     2. All guarantees and warranties from third parties, if any, held by or accruing to the benefit of Assignor in connection with the Property, or any portion thereof.

     3. All specifications, plans (construction, landscaping, electrical, mechanical, architectural, as-built or otherwise), authorizations and drawings held by or owned by Assignor in connection with the Property, or any portion thereof.

     4. The name "Sunshine Key Camping Resort and Marina", together with all rights and privileges to use said name.

     5. All rent rolls and guest registers used in connection with the operation or ownership of the Property, or any portion thereof.

     6. All rights-of-way, benefits, easements, privileges, rights, tenements, hereditaments and uses appurtenant to the Property, or any portion thereof.

     7. All rules and regulations promulgated by the Assignor which are currently in effect with respect to the operation or ownership of the Property (or any portion thereof).

     8. All proceeds payable under any and all insurance policies covering the Property (or any portion thereof), provided the Assignee assumes the policy or policies under which the proceeds are payable.

     9. All mineral rights and reservations relating to the Property, or any portion thereof.

     10. All rights, standings, benefits, protections and privileges in, to, under and in connection with all filings, registrations, acceptances, exemptions, approvals and authorizations made with or given by the Federal Government, State of Florida, County of Monroe, land sales offices, Monroe County Planning and Zoning Department, Monroe County Commission, United States Army Corps of Engineers, Florida Department of Environmental Regulation, Florida Department of Health and Rehabilitative Services and all other governmental and quasi-governmental offices, departments, bureaus, agencies and authorities as same pertain to the use, enjoyment, occupancy, ownership or operation of the Property, or any portion thereof.

     11. All claims and demands held by, owned by or accruing to the benefit of Assignor (excluding, however, all actions, judgments and lawsuits inasmuch as same are the subject matter of that certain Partial Assignment of Litigation Proceeds dated August 1, 1995, and the terms of such Partial Assignment shall prevail over the terms of this Assignment).

     12. Any advertising, brochures or promotional materials utilized in the operation or promotion of the Property, or any portion thereof.

     13. The name "Sunshine Key Travel Park", together with all rights and privileges to use said name.


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


     14. Any accounts, receivables, intangible personal property, chattel paper, choses in action, records, designs, instruments and documents owned by Assignor, and any security interests or other security held by or granted to the Assignor to secure payment by any debtor, guest or other third party.


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